UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2015 (August 27, 2015)

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Smith’s Mill Road, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (614) 491-2225

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2015, the Board of Directors (the “Board”) of Bob Evans Farms, Inc. (“Bob Evans” or the “Company”) elected Douglas N. Benham to the newly established position of Executive Chair of the Company (the “Executive Chair”), to serve as the Chair of the Board and, for so long as the Board has not elected a new, permanent chief executive officer of the Company, to exercise the authority and powers of the chief executive officer of the Company. The Executive Chair will serve for a term of two years, expiring at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”).

Mary Kay Haben, who has served as Non-Executive Chair of the Board since October 2014, was elected by the Board to serve as Lead Independent Director.

The Board, led by its Chief Executive Officer Search Committee, will continue the selection and evaluation of candidates for election of a new, permanent chief executive officer of the Company. The Company expects that, immediately following the election of a new, permanent chief executive officer of the Company, the Executive Chair will provide expertise, insight and guidance in support of the new chief executive officer, as well as transitional assistance, while also serving as Chair of the Board. Following the election of a new Chief Executive Officer and expiration of the two year term of the Executive Chair, the Board expects that the roles of Chair of the Board and Chief Executive Officer will continue to be separated and that the Chair will be independent. At any time that the Executive Chair serves as Board Chair, but does not meet applicable standards of independence for directors, the Board expects that an independent director will serve as Lead Independent Director.

Mr. Benham will continue to serve as chair of the Finance Committee and member of the CEO Search Committee of the Board, but has resigned as a member of the Audit Committee of the Board in connection with his appointment as Executive Chair. Ms. Haben was also appointed to the Nominating and Corporate Governance Committee and the Compensation Committee of the Board.

In connection with the creation of the office of Executive Chair, the Board dissolved the interim Office of the Chief Executive Officer, which had been established in December 2014. Mark E. Hood and J. Michael Townsley, former members of the interim Office of the Chief Executive Officer, will remain in their current respective positions as Chief Financial Officer of the Company and President of BEF Foods, Inc. and, in such capacity, effective as of August 27, 2015, Mr. Hood will receive an annual base salary of $480,000 and Mr. Townsley will receive an annual base salary of $400,000, and each has or will receive such other non-salary compensation and benefits as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission on July 10, 2015 (the “2015 Proxy”).

Messrs. Hood and Townsley, together with Colin M, Daly, Executive Vice President, General Counsel and Secretary of the Company and John J. Fisher, Executive Vice President and Chief Concept Officer of Bob Evans Farms, LLC, will report directly to Mr. Benham as members of a newly created Office of the Chair of the Board. The Board also dissolved the Transition Committee of the Board.

The Company has entered into an employment agreement with Mr. Benham, dated August 27, 2015 (the “Benham Employment Agreement”), pursuant to which Mr. Benham, in his capacity as Executive Chair, will receive an annual salary of $500,000 and will receive a one-time equity grant of Company restricted stock units corresponding to 21,000 shares of common stock of the Company, of which 9,500 will vest if he continues to be employed as Executive Chair as of the close of business on the day before the 2016 Annual Meeting of Stockholders of the Company (the “2016 Annual Meeting”), and the remaining 11,500 will vest if he continues to be employed as Executive Chair as of the close of business on the day before the 2017 Annual Meeting.

Pursuant to the Benham Employment Agreement, in the event that Mr. Benham’s employment as Executive Chair is terminated by the Board without Cause (as defined in the Benham Employment Agreement), other than as a result of death or disability, or the Executive Chair resigns as a result of a substantial reduction by the Board of his duties and responsibilities, other than any such reduction that is related to the assignment of duties to the Chief Executive Officer of the Company, then, subject to certain conditions, (i) the Company will pay to Mr. Benham a lump sum amount equal to the base salary due through the expiration of the term of the agreement and (ii) any Company restricted stock units granted to Mr. Benham in his capacity as Executive Chair will immediately vest. In the event that Mr. Benham’s employment as Executive Chair is terminated as a result of death or disability (i) on or prior to the day before the 2016 Annual Meeting, 9,500 of the restricted stock units granted to Mr. Benham in his capacity as Executive Chair will immediately vest and the remainder will be forfeited, and (ii) following such day but prior to the day of the 2017 Annual Meeting, any remaining unvested restricted stock units granted to Mr. Benham in his capacity as Executive Chair will immediately vest.

The foregoing summary of the Benham Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Benham Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Except as described herein, there are no arrangements or understandings between any of Mr. Benham and Ms. Haben and any other person pursuant to which Mr. Benham and Ms. Haben were elected as Executive Chair and Lead Independent Director. Mr. Benham and Ms. Haben are not related to any other director or executive officer of the Company. Except as described herein and in the 2015 Proxy, there are no related person transactions involving Mr. Benham and Ms. Haben that are reportable under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On August 28, 2015, the Company issued a press release announcing changes to the Company’s leadership, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated August 27, 2015, between the Company and Douglas N. Benham

99.1	Press release, dated August 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Date: August 28, 2015	By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated August 27, 2015, between the Company and Douglas N. Benham

99.1	Press release, dated August 28, 2015

1